1 Novel Treatments for Neuromuscular Conditions May 2016 NASDAQ: FLKS

2 Any statements in this presentation and the oral commentary about future expectations, plans and prospects for the company, including statements about the company’s strategy, future operations, development of its consumer and drug product candidates, plans for potential future product candidates and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “approximately,” “development plans,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the status, timing, costs, results and interpretation of the company’s clinical studies; the uncertainties inherent in conducting clinical studies; results from our ongoing and planned preclinical development; expectations of our ability to make regulatory filings and obtain and maintain regulatory approvals, our ability to develop and commercialize our consumer products; anticipated positioning and product attributes of our consumer products; results of early clinical studies as indicative of the results of future trials; availability of funding sufficient for the company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the company’s consumer or drug product candidates; the inherent uncertainties associated with intellectual property; and other factors discussed in the Risk Factors set forth in the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and in other filings the company makes with the SEC from time to time. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by the company relating to market size and growth and other data about the company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the company’s future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk. This presentation contains references to our trademarks and to trademarks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend our use or display of other companies' trade names or trademarks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Forward-Looking Statements

Flex Pharma Overview

- Developing innovative and proprietary treatments for a broad range of painful and debilitating cramps and spasms

Exercise Associated Muscle Cramps | **Nocturnal Leg Cramps** | **MS, ALS, etc**

- Novel insights regarding neuromuscular physiology from our co-founders (ion channels and TRP biology, MacKinnon Nobel Prize 2003; NAS members) form the basis of our development efforts
- Nocturnal Leg Cramps: positive human efficacy in a randomized, blinded, controlled cross-over study with statistically significant effects ($p<0.05$) demonstrated on multiple efficacy endpoints
- Muscle cramps in athletes: statistically significant benefit in a randomized, double-blinded, vehicle-controlled crossover study by Penn State
- Next studies in NLC, MS and ALS with synthesized single agent -- TRPA1 and TRPV1 agonist -- initiating in 2016

FLEXPharma

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4 Management Team •  Christoph Westphal, MD PhD, CEO; Cofounder/Lead investor ALNY MNTA XLRN SIRT Alnara CNCE VSTM OVAS •  Jennifer Cermak, PhD, Cofounder, VP R&D; Sirtris, Glaxo SmithKline, United Therapeutics, Pfizer •  Rob Hadfield, General Counsel; Cooley LLP, Kiva Systems, SG Cowen •  Marina Hahn, President, Consumer Goods; Spirits Marque One (SVEDKA vodka), William Morris, Pepsi •  Kathie Lindemann, COO; DAVIDs TEA, Starbucks •  John McCabe, VP Finance; Ariad, Charles River Associates, Biogen, Arthur Andersen •  Laura Rosen, MD PhD; AstraZeneca, Shire, Merck •  Angelene Simonello, VP Corporate and Program Development; Viacell, Biogen •  Thomas Wessel, MD PhD, CMO; JNJ (Razadyne®), SEPR (Lunesta®), ACOR (Ampyra®) •  Elizabeth Woo, SVP, Investor Relations; Biogen, Ironwood, Cubist Board of Directors •  Jeff Capello, former CFO Ortho-Clinical Diagnostics; BOD OVAS, former Boston Scientific CFO, PKI, PWC •  Peter Barton Hutt, former Chief Counsel FDA; Sirtris, Momenta, Concert, Covington and Burling •  Marc Kozin, LEK Consulting, former President of North American practice; BOD OVAS, ECYT, DYAX, UFPT •  Rod MacKinnon, MD, Co-founder, Chair, SAB; Nobel Prize 2003, ion channels; Professor, Rockefeller; NAS •  Rob Perez, former CEO Cubist; former Biogen, BOD AMAG, CDTX •  Stuart Randle, Ivenix CEO, former CEO GI Dynamics, former CEO ACT Medical, Baxter •  John Sculley, former CEO Pepsi (current owner of Gatorade), former CEO Apple •  Michelle Stacy, former Keurig President, Gillette/P&G, BOD iRobot Management Team and Board of Directors

Scientific Advisory Board & Select Investors

Scientific Advisory Board

Rod MacKinnon, MD, Cofounder, Chair, SAB; Nobel Prize 2003, ion channels; Professor, Rockefeller; National Academy of Science (NAS)


ALFR NOBEL


THE NATIONAL ACADEMY OF SCIENCES
IN SERVICE TO THE NATION

Bruce Bean, PhD, Cofounder, Chair, SAB; Winthrop Professor, Harvard Med; Neurophysiology; NAS

Alfred Sandrock, MD, PhD; Neurologist, Chief Medical Officer of Biogen

Roger Tung, PhD; Medicinal chemist, Vertex, Merck (inventor multiple drugs); CEO, Concert

Chris Walsh, PhD; Professor Emeritus, Harvard Med; Genzyme, Verastem, Sirtris; NAS

John Winkelman, MD, PhD; Chief Sleep Disorders, MGH; BWH, RLS clinical development

Sports Team investors

Wyc Grousbeck, Managing Partner, Governor, CEO Boston Celtics

KPC Venture Capital (Kraft family), Owner New England Patriots, New England Revolution

PagsGroup (Steve Pagliuca), Managing Partner, Bain Capital; Managing Partner, Boston Celtics

Mark Wan, Causeway Partners; Minority Owner: Boston Celtics, SF 49ers

Christoph Westphal, Minority Owner Boston Celtics

Biotech investors

Rick Beleson, retired SVP, Capital Research Co

Peter Lynch, Trustee, The Lynch Foundation

John Maraganore, PhD, Biogen, MLNM, CEO Alnylam

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Large and Diverse Market Opportunities

Prescription Drug

Nocturnal Leg Cramps

Sudden painful contraction reducing sleep quality

No drug approved in the U.S.



U.S. Patient Population

- 37% prevalence for 50+ yo[1]
- ~4M over 65 yo suffer daily[2]

Spasticity in Severe Neuromuscular Conditions

Multiple Sclerosis, ALS/Motor Neuron Disease



U.S. Patient Population

- MS: 250K – 350K patients[3]
- ALS: 12K patients[4]

Consumer Brand

Exercise Associated Muscle Cramps (EAMCs)



U.S. Market

- Initial target: athletes engaging in high-intensity sports
- Potential future targets: casual sports participants

1 Naylor & Young, A General Population Survey of Rest Cramps, *Age and Ageing* 1994.23 418-420
2 Management estimates based on third party survey results
3 National Institute of Neurological Disorders and Stroke
4 Morbidity and Mortality Weekly Report July 2014

FLEXPharma
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Flex Pharma Development Path

FLX-787 *Single agent TRP activator*	ANTICIPATED TIMELINE			
	2H 2016	**2017**	**2018**	**2019**
Nocturnal Leg Cramps (NLC)	*Human POC**	*Phase 2B^*	*Phase 3 Program*	
Multiple Sclerosis (MS)	*Phase 2 Australia*			
Amyotrophic Lateral Sclerosis (ALS)	*Phase 2 Australia*			

All Studies are randomized, controlled, blinded

*Study conducted under dietary supplement guidelines. Single agent TRP activator referred to as BV-164 for this study.

^ Subject to FDA review of IND application

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8 Neurogenic Origin of Muscle Cramping/Spasms Cramps and spasms are generally NOT caused by dehydration, lactic acid build-up or electrolyte imbalances affecting the muscle •  Muscle cramping is caused by excessive firing of alpha-motor neurons in the spinal cord, which trigger a painful contraction of the muscle •  Repetitive muscle use induces hyperexcitability of alpha-motor neurons, causing them to fire excessively and trigger cramping Alpha-motor neuron Hyperexcitability of alpha-motor neurons is also a likely basis for spasticity and spasms

9 TRP Ion Channel Co-crystal Structures – Flex Drug Targets in Two Recent Nature Papers C.E. Paulsen, J. Armache, Y. Gao, Y. Cheng and D. Julius, Nature, 8 April 2015 E. Cao, M. Liao, Y. Cheng and D. Julius, Nature, 5 Dec 2013 TRPA1 TRPV1

10 Therapeutic Mechanism: Chemical Neuro Stimulation

11 NLC Proof-of-Concept Study of Extract Formulation •  Randomized, blinded, controlled, cross-over design with extract formulation •  Evaluated 50 healthy subjects (50-77 years of age) who experienced nocturnal leg cramps at least four nights per week. Placebo Run-in: 2 weeks followed by randomization Period 1 FLX-product (2 weeks) Period 2 FLX-product (2 weeks) Period 1 Placebo (2 weeks) Period 2 Placebo (2 weeks) Exclude Placebo Responders ★ ★ ★ ★ ★ Study Visit 50 subjects evaluated ★ Recruitment and Screening (cramps for ≥ 4 nights per week for 4 consecutive weeks prior to Screening)

12 Selected for podium presentation at AAN 2016 (only 1 of 14 late-breakers) •  Statistically significant effects demonstrated on multiple efficacy endpoints AAN 2016: Selected for Late-Breaking Presentation Positive Human Efficacy in Nocturnal Leg Cramps Figure 5. Percentage of participants who experienced at least a 25%, 50%, or 75% decrease in the total number of cramps over the two week study period. Those individuals receiving TRP-Stim demonstrated a more pronounced cramp reduction than Placebo in all groups, with only TRP-Stim showing a >75% reduction. •  The positive effects were seen across a broad range of enrolled subjects; in addition, a subset of patients showed pronounced benefit. Patient benefit appears clinically meaningful.

13 •  Treatment with TRP activators resulted in statistically significant effects on clinically meaningful endpoints:   cramp frequency (p<0.05)   cramp-free days (p<0.01)   physician-rated Clinical Global Impression of Change (p<0.01)   “difficulty staying asleep” (p<0.05)   VAS pain intensity over the last 3 days of each treatment period (p<0.01) •  The magnitude of efficacy in this study on reduction in muscle cramps appears similar to published “Class 1 level” quinine efficacy studies. •  Extract formulation was safe and well-tolerated; no SAEs reported. •  Chemical Neuro Stimulation of TRPV1 and TRPA1 channels in the oral mucosa may be a generally applicable method to treat disorders stemming from α-motor neuron hyperexcitability. AAN 2016: Summary & Conclusions

14 Human Efficacy: Synthesized Single Molecules & No Measurable Systemic Exposure Presented at ECTRIMS and Society for Neuroscience, October 2015 •  In normal healthy volunteers (n=9), cramps were electrically elicited, followed by 1h and 2h measurements after dosing •  Treatment arms of synthesized single agents FLX-787 & FLX-788 capable of activating both TRPA1 and TRPV1 strongly, statistically significantly reduced human cramp intensity relative to vehicle control •  Both FLX-787 and FLX-788 provided a significant 2-fold improvement in efficacy compared to the original extract formulation •  Initial Human PK (n=2) indicates no measurable systemic exposure; Parent form not detectable in plasma FLX-787 & FLX-788 significantly reduce muscle cramping in humans Ve hi cl e Ex tra ct F or m ul at io n FL X- 78 8 FL X- 78 7 0.0 0.5 1.0 1.5 2.0 R at io A U C (T re at m en t/B as el in e)

15 Oral Disintegrating Tablet (ODT)

16 Unmet Need •  Sudden painful contractions negatively impacting sleep and quality of life •  No drug approved in the U.S. In 1994, FDA banned use of quinine for treatment of leg cramps due to association with serious and life-threatening adverse events (primarily thrombocytopenia) Affected U.S. Population •  37% prevalence for 50+ yo1 •  Approximately 4M people over 65 yo suffer daily2 •  NLC population increasing dramatically given aging US demographics Significant Demand •  4.5 Million Quinine sulfate prescriptions in 2013 in UK (1/5 of the US population) NLC Market Opportunity 1 Naylor & Young, A General Population Survey of Rest Cramps, Age and Ageing 1994.23 418-420 2 Management estimates based on third party survey results *Two published studies of quinine treatment in muscle cramps that were categorized as Class I level of evidence by Katzberg et al for the American Academy of Neurology in 2010: •  Randomised controlled trial of hydroquinine in muscle cramps. Jansen et al, Lancet 1997; 349: 528-32. •  Effectiveness of quinine in treating muscle cramps: a double-blind, placebo-controlled, parallel-group, multicentre trial. Diener et al. Int J Clin Pract. 2002 May;56(4):243-6. Comprehensive meta-analysis of quinine studies by the Cochrane Collaboration in 2010.

17 MS ALS Traumatic brain injury Spinal cord injury Post-stroke Potential across Many Indications •  Muscle cramps is a common occurrence in healthy and neurological populations •  Large unmet medical need, not covered by quinine or other drugs like benzodiazepines •  Chemical Neuro Stimulation implies topical application and rapid reflex-like response •  Expect minimal to no systemic exposure, no anticipated drug-drug interactions, good option for polypharmacy patients Nocturnal Leg Cramps Dystonias Cramp fasciculation syndrome Dialysis induced Spasmodic dysphonia Neuropathy Parkinson’s Cerebral palsy

18 Upcoming Milestones ü  Feb: Results of NLC study with extract formulation ü  Apr 19: Late-breaking NLC results selected by AAN for podium presentation •  Q2 2016: Consumer product limited launch in 3 markets •  2016: Initiate MS study ex-US with FLX-787, subject to regulatory approval •  2016: Initiate ALS study ex-US with FLX-787, subject to regulatory approval •  2016: Initiate single agent NLC study •  H1 2017: IND filing

19 å Introducing a groundbreaking category-defining product that solves a medical mystery Flex Pharma Consumer Brand

20 Breakthrough, Efficacious PRODUCT + Culturally Relevant, magnetic LIFESTYLE BRAND HUGE OPPORTUNITY The Equation

21 HERETICAL BELIEF SYSTEM ADDRESSING A LATENT NEED EVANGELIZING SUBCULTURE INTENSELY PERSUASIVE INSPIRING ORIGIN STORY COMMUNITY BUILDING IT’S THE NERVE Building a Cult Brand

22 Heretical Belief System Existing “remedies” – that claim to treat the muscle – do not work

23 are control freaks is defined by their sport is uber confident body betrays them loss of control loss of identity humiliation A loss of power, achievement, and control for people who are obsessed with all three – and, perhaps, further humiliation since cramps are (falsely) associated with failure to train properly Potential for a high level of emotional engagement THE TARGET THE MUSCLE CRAMP over achieves achievement prevention want to be immortal The Latent Need

24 High propensity for muscle cramps –  We estimate 17 million endurance athletes in the US (ages 18+) experience muscle cramps monthly High consequence for cramping: –  A performance killer Experimenters –  Constant quest for new products to control their body’s performance Affluent –  Willing to pay a premium Tight subcultures –  High levels of peer-to-peer knowledge sharing Event driven –  Great for 1-to-1 marketing Growing, trending market –  Especially cycling and triathlons Evangelizing Subculture

25 Target Evolution MAINSTREAM CASUAL ATHLETES OTHER ENDURANCE ATHLETES ASPIRATIONAL (ALPHA HUMANS)

26 PRODUCT -  50ml -  Scientifically Proven to Treat & Prevent Cramps -  Certified NSF, USDA Organic, non-GMO, Gluten-free, Kosher FOUNDER - Endurance Athlete - Nobel-prize Winner EVIDENCE -  Real Athlete Testimonials -  Scientific Research + PSU Athletic cramp model Intensely Persuasive COMING SOON

Positive Effect on Athletic Human Muscle Cramps

"I am not aware of any other consumer product that has demonstrated significant efficacy in mitigating muscle cramps in a rigorous double-blinded scientific study."
-- Dr. W. Larry Kenney, Professor at the Noll Laboratory at PSU

Presented at Experimental Biology by PSU (April 2016)

- Oral consumption of a mixture of TRPV1 and TRPA1 agonists prior to exercise mitigated muscle cramp intensity and perceived soreness.
- Overall muscle activity during cramping (integrated area of EMG intensity-duration curve) was reduced with the active treatment.
- Self-reported ratings of muscle soreness were lower within the first 20 minutes after cramp cessation with the active treatment.



Integrated EMG
volts
1.0
0.8
0.6
0.4
0.2
0.0
*
A
V
Integrated EMG
volts
2.5
2.0
1.5
1.0
0.5
0.0
A
V

Figure 5. Integrated EMG signal. Area under the curve for cramp intensity-duration curve. Representative of total muscle activity during cramp. Integrated EMG signal was significantly lower in A compared to V (p=0.01). Dashed red line indicates the mean value for the final preconditioning trial.



Muscle cramp
12 hours
15 minutes
~5 minutes
<90 seconds
20 minutes
48 hours

Figure 2. Experimental protocol schematic. If no cramped occurred during first attempt, subject rested for 10 minutes and the protocol was repeated (maximum 5 attempts).



Force transducer
Ankle hold in maximal plantarflexion

Figure 3. Experimental set up. Six recording EMG electrodes were affixed to all three heads of the triceps surae. EMG and muscle force were continuously measured during MVC and throughout the muscle cramp.

- Self-induced cramp model:
  1. Triceps surae placed in pre-shortened position.
  2. Maximal voluntary isometric contraction of triceps surae until initiation of cramp (up to 90 seconds).
- Upon cramp initiation, subject halted MVC, remained still and relaxed until cessation of the muscle cramp.

FLEXPharma
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28 Inspiring Origin Story While sea kayaking he suffered debilitating muscle cramps Rod the athlete was frustrated Rod the scientist set out to find a solution Nobel Prize winning neuroscientist Endurance Athlete

29 Digital Media

30 Print Media

31 Available within weeks •  Scientifically proven •  Premium value •  Retail presence in 3 markets •  Branded website •  Face-to-face events to cultivate influencers •  Authentic brand ambassadors •  Word of mouth amplified through social media Q2 Launch COMING SOON

32 Financial Profile •  NASDAQ: FLKS •  $84.4 M Cash balance as of 3/31/16 •  Cash through mid-2018 based on current operating plan •  ~17.9 million shares outstanding •  No debt

33 Novel Treatments for Neuromuscular Conditions NASDAQ: FLKS

34 Broad Intellectual Property Prosecuting several patent applications •  Methods and compositions for preventing, treating or ameliorating muscle cramping and/or accelerating nerve-muscle recovery from exercise fatigue •  Compositions of ion channel activators and methods of preparation, formulation, and the medical use of these compositions One provisional patent application filed in the U.S. •  Method and compositions for unwanted or abnormal muscle contraction (single and combination molecule TRP activators)